UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21726

360 Funds

(Exact name of registrant as specified in charter)

4300 Shawnee Mission Parkway, Suite 100, Fairway, KS	66205
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange St.

Wilmington, DE 19801

(Name and address of agent for service)

With Copies To:

John H. Lively

Practus, LLP

11300 Tomahawk Creek Parkway, Suite 310

Leawood, KS 66211

Registrant’s telephone number, including area code: 877-244-6235

Date of fiscal year end: 04/30/2018

Date of reporting period: 04/30/2018

ITEM 1.	REPORTS TO SHAREHOLDERS

EAS Crow Point Alternatives Fund Class A Shares (Ticker Symbol: EASAX) Class C Shares (Ticker Symbol: EASYX) Class I Shares (Ticker Symbol: EASIX) A Series of the 360 Funds

ANNUAL REPORT

April 30, 2018

Investment Adviser:

Crow Point Partners, LLC

25 Recreation Drive, Suite 206

Hingham, MA 02043

1-877-327-0757

www.crowpointfunds.com

Distributed by Matrix 360 Distributors, LLC

Member FINRA

This report is authorized for distribution only to shareholders and to others who have received a copy of the Fund’s prospectus.

Dear Investor:

For the fiscal year ended April 30, 2018, your EAS Crow Point Alternatives Fund (the “Fund”) returned 7.20% vs (0.32)% for the Barclay’s U.S. Aggregate Bond Index and 3.51% for the HFRI Fund-of-Funds Conservative Index. The Fund continued a string of strong quarterly performances relative to its peer group, the Morningstar Multialternative category. The Fund has now outperformed its Morningstar peer group for four consecutive quarters. Most importantly, we are happy to report that Morningstar has awarded the Fund’s Class I shares its fourth star, recognizing its past strong performance.

In late 2016, in response to the US Presidential elections, our models suggested that growth would benefit the most from Trump’s election, and we moved aggressively to tilt the portfolio toward smaller cap growth stocks while cutting back on the Fund’s short exposure.  We also owned many of the right growth stocks in 2017 including NVDA and NFLX.  You will recall that the Fund was actually #2 in the Morningstar Multialternative category percentile rankings for 2Q17.  This re-positioning was largely responsible for that.

Our broader asset allocation moves also yielded benefits in the last year. While many investors were concerned about the sharp uptick in volatility in February 2018, our models kept us overweight equities and that paid off.  Furthermore, our models kept us in small caps and that has really paid off.  Basically, for the past twelve months, we have favored small caps over large, growth stocks over value, the US over the Rest of World, cash and alternatives over bonds.  Additionally, while we overallocated to growth, our small cap managers also outperformed their benchmarks by wide margins, which helped performance even more.  We expect there to be a reversion to the mean soon, and we are adding value stocks to the Fund’s portfolio and will likely continue to do so.

We have also done well with shorts, however selectively we used them.  Tesla remains the biggest short in the portfolio (5%), and we are short in it at an average cost of about $365/share.  While we expect Tesla’s share price to collapse with its eroding fundamentals, the timing of these things is always uncertain and this is a volatile stock. To counter that uncertainty and volatility, we own call options as protection against unexpected upward price shocks. We were also short, at times, GE and ARII, and have been short the weak sisters in EM: Turkey, India, Mexico and South Africa.  That short emerging market trade has paid off recently.  We are shorting for directional alpha, not for hedging purposes, and many of our shorts are working at the moment.  We will continue to approach shorts that way, as selective alpha generators.

Going forward, we are exploring adding a managed futures sleeve as we believe that is the best and most efficient way to hedge against broad market declines.  While our models continue to tilt in favor of risk assets, we are as jumpy as everyone else now and are watching the data closely.  So far, the correct positioning has been to stay with the risk trade.

As we indicated in the last quarterly letter, our proprietary risk tools identify three kinds of markets: (1) low-risk bull, characterized by low levels of market volatility and high returns (what we exited in 2017); (2) high-risk bull, where volatility spikes but return potential remains high, and (3) high-risk bear, where volatility and return potential works against the investor. A high-risk bull market, where we are now in our opinion, means that optimal portfolio positions be smaller than normal. With more names in the portfolio, diversification becomes an ally.

We continue to minimize long exposure to bonds (less than 10% of net Fund assets), and what bonds we do own are of a short duration, hedged in some manner, or highly credit sensitive where we have a high degree of confidence in the underlying credit. We will likely be rolling into more floating rate notes going forward. Right now, the Fund’s portfolio construction is as follows: approximately 60% of the Fund’s net assets are invested in various long/short strategies, primarily equity based; 21% in global macro; 19% in various arbitrage strategies (mostly through our investment in an outside limited partnership); and the remainder in other opportunistic situations.

That’s it for now. We thank you for being a shareholder. We are honored by the privilege. As always, please reach out to us at any time if you have questions.

Sincerely,

Peter J. DeCaprio

Crow Point Partners

See following for important disclosures.

Before investing in the EAS Crow Point Alternatives Fund, you should carefully consider the Fund’s investment objectives, risks, charges, and expenses. For a current Prospectus, which contains this and other important information, visit cppfunds.com. Please read the Prospectus carefully before investing.

Performance data quoted is for the Fund’s Class I shares and represents past performance. Please see Investment Highlights for performance information of the Class A and Class C shares. Past performance is no guarantee of future results and investment returns and principal value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Call 1-877-244-6235 for current month end performance.

Positive performance of holdings does not indicate positive portfolio returns.

The Barclay’s US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).

HFRI Fund of Funds Conservative Index (the “Index”) is an unmanaged index. Funds in the Index generally seek consistent returns by primarily investing in funds that generally engage in more conservative strategies such as equity market neutral, fixed income arbitrage and convertible arbitrage. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

The Fund’s portfolio may differ significantly from the securities held in these indices. You cannot invest directly in an index, therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

As of April 30, 2018, the top ten holdings for the EAS Crow Point Alternatives Fund: ACA Master Select Fund LP, 19.33%; Crow Point Alternative Income Fund, 16.27%; E*TRADE Financial Corp, 1.83%; Worldpay, Inc., 1.43%; Raytheon Co., 1.33%; Dollar General Corp., 1.08%; ServiceNow, Inc., 1.08%; Twitter, Inc., 0.96%; Morgan Stanley, 0.87%; Palo Alto Networks, Inc, 0.87%. Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security. Current and future holdings are subject to risk.

Fund distributed by Matrix 360 Distributors, LLC.

EAS Crow Point Alternatives Fund	ANNUAL REPORT

INVESTMENT HIGHLIGHTS

April 30, 2018 (Unaudited)

(1) The Class A shares includes the deduction of the current maximum initial sales charge of 5.50%. The minimum initial investment for the Class I shares is $500,000.

Returns as of April 30, 2018	One year ended April 30, 2018	Five years ended April 30, 2018	Since inception from August 14, 2008 through April 30, 2018
EAS Crow Point Alternatives Fund Class A without sales charge	6.99%	1.50%	1.25%
EAS Crow Point Alternatives Fund Class A with sales charge	1.11%	0.36%	0.66%
EAS Crow Point Alternatives Fund Class C without CDSC	6.24%	0.77%	0.54%
EAS Crow Point Alternatives Fund Class I	7.20%	1.81%	1.51%
Barclay’s U.S. Aggregate Bond Index	(0.32)%	1.47%	3.76%
HFRI Fund-of-Funds Conservative Index	3.51%	2.91%	1.48%

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235.

EAS Crow Point Alternatives Fund	ANNUAL REPORT

INVESTMENT HIGHLIGHTS

April 30, 2018 (Unaudited)

The above graph depicts the performance of the EAS Crow Point Alternatives Fund versus the HFRI Fund-of-Funds Conservative Index. HFRI Fund of Funds Conservative Index (the “Index”) is an unmanaged index. Funds in the Index generally seek consistent returns by primarily investing in funds that generally engage in more conservative strategies such as equity market neutral, fixed income arbitrage and convertible arbitrage. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

As with any fund, save an index fund, that commonly compares its performance to the Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the Index; so too with the EAS Crow Point Alternatives Fund, which will generally not invest in all the securities comprising the Index.

The investment objective of the EAS Crow Point Alternatives Fund (the “Fund”) is preservation and growth of capital.

Crow Point Partners, LLC’s (the “Adviser”) investment philosophy centers on the preservation and growth of capital through both good and bad markets. The Adviser believes that for most shareholders, investment success is about growing capital over time while protecting it at all times, not about beating a market index which can frequently involve losses while still meeting the objective. Thus, the Adviser follows an absolute return approach in managing the Fund, as defined below. In executing its strategy, the Adviser attempts to generate consistent, positive returns regardless of market conditions by allocating the Fund’s investments among multiple alternative investment asset classes and strategies.

The Fund’s investments will be allocated among multiple alternative investment classes using primarily liquid instruments. The Fund may, generally, pursue investments among the following alternative investment classes or strategies: Arbitrage; Commodities; Convertibles; Floating Rate Debt; Currencies; Emerging Markets Bonds; Emerging Market Equities; High Yield; Long-Short Equity; Long-Short Credit; Managed Futures; Capital Structure Arbitrage; and Real Estate (primarily through real estate investment trusts (“REITs”). The Fund may invest in securities directly, or through other mutual funds, ETFs, closed-end funds, and private funds (“Underlying Funds”) across these alternative investment styles. An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. The Adviser may invest a portion of the Fund’s assets in other mutual funds that are also advised by the Adviser. Investments in private funds such as hedge funds will be limited to no more than 15% of the Fund’s net assets at the time of purchase. The Adviser will periodically adjust the asset allocation among each alternative investment class based on its assessment of market conditions and investment opportunities.

Allocation of Portfolio Holdings

Asset Class/Industry Sector	Percentage of Net Assets
Hedge Funds	19.34%
Mutual Funds	17.28%
Consumer, Non-cyclical	12.97%
Financials	10.74%
Technology	6.01%
Industrials	5.73%
Consumer, Cyclical	5.70%
Communications	4.26%
Basic Materials	2.55%
Energy	2.17%
Utilities	0.57%
Bonds & Notes	0.35%
Exchange-Traded Funds	(2.50)%
Other, Cash and Cash Equivalents	14.83%
100.00%

The percentages in the above table are based on the portfolio holdings of the Fund as of April 30, 2018 and are subject to change. For a detailed break-out of holdings by industry and investment type, please refer to the Schedule of Investments.

EAS CROW POINT ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS
April 30, 2018	ANNUAL REPORT

COMMON STOCK - 55.89%	Shares	Value

Aerospace & Defense - 2.75%
Boeing Co.	158	$52,702
Lockheed Martin Corp. (b)	523	167,799
Northrop Grumman Corp.	213	68,595
Raytheon Co. (b)	1,325	271,546
		560,642
Apparel - 0.39%
Under Armour, Inc. - Class A (a)	4,465	79,298

Auto Manufacturers - 0.47%
General Motors Co.	413	15,174
PACCAR, Inc.	1,263	80,415
		95,589
Auto Parts & Equipment - 0.16%
Cooper-Standard Holdings, Inc. (a)	262	32,436

Banks - 3.77%
Allegiance Bancshares, Inc. (a)	850	34,383
CIT Group, Inc.	2,718	143,918
Citigroup, Inc. (b)	1,114	76,053
Comerica, Inc.	1,843	174,311
Goldman Sachs Group, Inc.	690	164,448
Morgan Stanley (b)	3,433	177,211
		770,324
Biotechnology - 1.15%
BrainStorm Cell Therapeutics, Inc. (a)	5,097	16,718
Dynavax Technologies Corp. (a)	3,128	53,020
Exact Sciences Corp. (a) (b)	1,340	67,013
HTG Molecular Diagnostics, Inc. (a)	14,096	56,243
Myriad Genetics, Inc. (a)	915	25,885
PolarityTE, Inc. (a)	969	16,735
		235,614
Building Materials - 0.51%
Louisiana-Pacific Corp.	910	25,780
USG Corp. (a)	1,949	78,408
		104,188
Chemicals - 1.59%
CF Industries Holdings, Inc. (b)	3,245	125,906
Ingevity Corp. (a)	406	31,193
Mosaic Co./The	873	23,527
PPG Industries, Inc.	1,351	143,044
		323,670
Commercial Services - 3.87%
Automatic Data Processing, Inc. (b)	295	34,834
MarketAxess Holdings, Inc.	513	101,897
Moody’s Corp.	848	137,546
PayPal Holdings, Inc. (a)	208	15,519
Quanta Services, Inc. (a)	1,327	43,128
Ritchie Bros Auctioneers, Inc.	741	24,253
Verisk Analytics, Inc. (a)	1,332	141,791
Worldpay, Inc. Class A (a) (b)	3,586	291,255
		790,223

EAS CROW POINT ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS
April 30, 2018	ANNUAL REPORT

COMMON STOCK - 55.89% (continued)	Shares	Value

Computers - 2.19%
Apple, Inc.	347	$57,345
CACI International, Inc. - Classs A (a)	341	51,508
Lumentum Holdings, Inc. (a) (b)	1,010	50,954
Nutanix, Inc. - Class A (a)	1,388	70,219
Seagate Technology PLC	2,899	167,823
Virtusa Corp. (a)	1,020	49,103
		446,952
Distribution & Wholesale - 0.74%
HD Supply Holdings, Inc. (a)	2,972	115,046
Watsco, Inc.	213	35,660
		150,706
Diversified Financial Services - 6.14%
Affiliated Managers Group, Inc. (b)	348	57,371
AllianceBernstein Holding LP (b)	4,949	134,613
Cboe Global Markets, Inc.	541	57,768
CME Group, Inc. (b)	957	150,900
E*TRADE Financial Corp. (a) (b)	6,154	373,425
Intercontinental Exchange, Inc. (b)	1,753	127,022
Mastercard, Inc. - Class A (b)	897	159,908
Nasdaq, Inc. (b)	233	20,579
Santander Consumer USA Holdings, Inc.	1,072	19,778
TD Ameritrade Holding Corp.	1,857	107,873
Visa, Inc. - Class A (b)	129	16,368
Waddell & Reed Financial, Inc. - Class A	1,326	26,838
		1,252,443
Electric - 0.57%
NRG Energy, Inc.	3,733	115,723

Electronics - 0.21%
Electro Scientific Industries, Inc. (a)	2,344	42,192

Engineering & Construction - 0.91%
AECOM (a)	2,191	75,458
Dycom Industries, Inc. (a)	632	65,640
TopBuild Corp. (a)	566	45,110
		186,208
Entertainment - 0.24%
IMAX Corp. (a) (b)	2,114	49,045

Food - 2.07%
Conagra Brands, Inc.	3,660	135,676
Mondelez International, Inc. - Class A (b)	3,644	143,938
Post Holdings, Inc. (a)	1,787	142,192
		421,806

EAS CROW POINT ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS
April 30, 2018	ANNUAL REPORT

COMMON STOCK - 55.89% (continued)	Shares	Value

Healthcare - Products - 2.96%
ABIOMED, Inc. (a)	286	$86,072
Accelerate Diagnostics, Inc. (a)	447	9,923
Becton Dickinson and Co.	304	70,488
CytoSorbents Corp. (a)	8,784	66,319
ICU Medical, Inc. (a)	300	75,510
Intuitive Surgical, Inc. (a)	305	134,438
Nevro Corp. (a) (b)	400	35,744
Novocure Ltd. (a) (b)	2,651	72,372
Stryker Corp.	318	53,876
		604,742

Healthcare - Services - 0.91%
Teladoc, Inc. (a)	2,111	90,773
Universal Health Services, Inc. - Class B	827	94,443
		185,216
Home Builders - 0.56%
DR Horton, Inc.	1,398	61,708
Installed Building Products, Inc. (a)	897	51,757
		113,465
Insurance - 0.48%
Brown & Brown, Inc.	1,722	46,890
WR Berkley Corp.	681	50,775
		97,665
Internet - 4.22%
Amazon.com, Inc. (a)	70	109,629
F5 Networks, Inc. (a)	100	16,309
Mimecast Ltd. (a) (b)	2,813	107,035
Palo Alto Networks, Inc. (a)	920	177,109
Quotient Technology, Inc. (a) (b)	3,312	44,381
Rapid7, Inc. (a)	3,256	91,949
RingCentral, Inc. - Class A (a)	1,185	79,454
Twilio, Inc. - Class A (a) (b)	928	39,171
Twitter, Inc. (a)	6,458	195,742
		860,779
Iron & Steel - 0.79%
AK Steel Holding Corp. (a)	8,177	37,532
ArcelorMittal - ADR (b)	805	27,241
Reliance Steel & Aluminum Co.	1,109	97,503
		162,276
Lodging - 0.64%
Las Vegas Sands Corp.	1,597	117,108
MGM Resorts International	441	13,856
		130,964
Machinery - Construction & Mining - 0.47%
Caterpillar, Inc.	659	95,133

Media - 0.32%
World Wrestling Entertainment, Inc. - Class A	1,663	66,171

Metal Fabricate & Hardware - 0.34%
TimkenSteel Corp. (a) (b)	4,139	69,494

EAS CROW POINT ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS
April 30, 2018	ANNUAL REPORT

COMMON STOCK - 55.89% (continued)	Shares	Value

Mining - 0.25%
Southern Copper Corp.	949	$50,117

Office Furnishings - 0.20%
Interface, Inc.	1,862	40,964

Oil & Gas - 2.29%
Abraxas Petroleum Corp. (a)	13,738	39,291
ConocoPhillips	1,429	93,600
EOG Resources, Inc.	878	103,753
Helmerich & Payne, Inc. (b)	886	61,621
Marathon Petroleum Corp.	519	38,878
Matador Resources Co. (a)	1,665	54,512
Occidental Petroleum Corp.	980	75,715
		467,370

Pharmaceuticals - 2.40%
AbbVie, Inc.	1,184	114,315
Corcept Therapeutics, Inc. (a)	2,744	45,770
Eyenovia, Inc. (a)	4,699	40,693
Flexion Therapeutics, Inc. (a)	1,163	28,982
Heron Therapeutics, Inc. (a)	1,429	43,299
Immune Design Corp. (a) (b)	6,584	24,361
Intra-Cellular Therapies, Inc. (a)	1,443	25,137
Neurocrine Biosciences, Inc. (a) (b)	1,862	150,971
Sarepta Therapeutics, Inc. (a)	222	16,952
		490,480
Real Estate - 0.63%
CBRE Group, Inc. - Class A (a)	2,830	128,227

REITS - 0.19%
Mid-America Apartment Communities, Inc. (b)	425	38,870

Retail - 4.18%
Big Lots, Inc. (b)	1,187	50,388
Boot Barn Holdings, Inc. (a)	2,375	46,479
Chipotle Mexican Grill, Inc. (a)	47	19,897
Costco Wholesale Corp.	531	104,692
Dave & Buster’s Entertainment, Inc. (a)	544	23,115
Dick’s Sporting Goods, Inc.	754	24,950
Dollar General Corp.	2,293	221,343
Duluth Holdings, Inc. Class B (a)	5,235	90,827
Five Below, Inc. (a)	642	45,332
Kohl’s Corp.	1,537	95,478
TJX Cos., Inc./The	1,216	103,178
Urban Outfitters, Inc. (a)	699	28,149
		853,828

Savings & Loans - 0.16%
Sterling Bancorp	1,398	33,203

EAS CROW POINT ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS
April 30, 2018	ANNUAL REPORT

COMMON STOCK - 55.89% (continued)	Shares	Value

Semiconductors - 1.38%
Analog Devices, Inc.	309	$26,991
CEVA, Inc. (a)	710	23,146
Integrated Device Technology, Inc. (a)	1,642	45,697
Micron Technology, Inc. (a) (b)	3,024	139,044
NVIDIA Corp.	209	47,004
		281,882
Software - 4.15%
Box, Inc. - Class A (a)	4,695	107,328
CommVault Systems, Inc. (a) (b)	789	55,191
First Data Corp. - Class A (a) (b)	1,661	30,064
HubSpot, Inc. (a)	468	49,561
Jack Henry & Associates, Inc.	248	29,631
MobileIron, Inc. (a) (b)	9,029	41,985
New Relic, Inc. (a)	996	69,610
salesforce.com, Inc. (a)	838	101,390
ServiceNow, Inc. (a)	1,331	221,132
SS&C Technologies Holdings, Inc.	1,071	53,175
Tableau Software, Inc. - Class A (a)	851	72,378
Take-Two Interactive Software, Inc. (a)	157	15,654
		847,099

Transportation - 0.64%
FedEx Corp.	355	87,756
Navigator Holdings Ltd. (a)	3,739	42,812
		130,568

TOTAL COMMON STOCK (Cost $10,798,839)		11,405,572

SHORT-TERM INVESTMENTS - 2.11%
Federated Government Obligations Fund - Institutional Class, 1.56% (c)	430,177	430,177

TOTAL SHORT-TERM INVESTMENTS (Cost $430,177)		430,177

CLOSED-END FUND - 0.18%
Royce Value Trust, Inc.	2,270	36,547

TOTAL CLOSED-END FUND (Cost $36,060)		36,547

EXCHANGE TRADED FUND - 0.13%

Equity Fund - 0.13%
Financial Select Sector SPDR Fund	1,000	27,450

TOTAL EXCHANGE TRADED FUND (Cost $28,245)		27,450

HEDGE FUND - 19.38%
ACA Master Select Fund LP (a) (e)	36,932	3,954,954

TOTAL HEDGE FUND (Cost $3,771,057)		3,954,954

EAS CROW POINT ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS
April 30, 2018	ANNUAL REPORT

MUTUAL FUNDS - 17.27%	Shares	Value

Asset Allocation Funds - 16.77%
Crow Point Alternative Income Fund - Investor Class *	397,493	$3,319,068
Wells Fargo Utility and Telecommunications Fund - Class A	4,921	103,248
		3,422,316
Equity Fund - 0.50%
Goodwood SMID Long/Short Fund (a) (f)	12,500	100,875

TOTAL MUTUAL FUNDS (Cost $3,518,914)		3,523,191

ASSET BACKED SECURITIES - 0.35%	Principal Amount	Value

Commercial MBS - 0.15%
Morgan Stanley Capital I Trust 2006-IQ11, 6.253%, due 10/15/2042 (b) ^	$31,261	$31,183

Home Equity ABS - 0.01%
RASC Series 2003-KS4 Trust, 3.87%, due 05/25/2033 (b)	2,223	2,237

Other ABS - 0.19%
Diversified Asset Securitization Holdings II LP, 2.615%, due 09/15/2035 ^ # (b)	38,020	38,020
GSAMP Trust 2005-SEA2, 2.222%, due 01/25/2045 (b) ^	294	294
		38,314

TOTAL ASSET BACKED SECURITIES (Cost $71,927)		71,734

OPTIONS PURCHASED (a) - 0.35%

CALL OPTIONS PURCHASED - 0.05%	Contracts (d)	Notional Amount	Exercise Price	Expiration	Value

Tesla, Inc.	6	$176,340	$295.00	5/18/2018	$8,994
TOTAL CALL OPTIONS PURCHASED (Cost $12,072)					8,994

PUT OPTIONS PURCHASED - 0.30%

iShares Russell 2000 Growth ETF	70	$1,336,930	$184.00	5/18/2018	$5,775
iShares Russell 2000 Growth ETF	50	$954,950	$190.00	5/18/2018	10,500
SPDR S&P 500 ETF Trust	135	$3,570,885	$265.00	5/18/2018	45,630
TOTAL PUT OPTIONS PURCHASED (Cost $121,248)					61,905

TOTAL OPTIONS PURCHASED (Cost $133,320)					70,899

TOTAL INVESTMENTS (Cost $18,788,539) - 95.66%					$19,520,524

SECURITIES SOLD SHORT (Proceeds $1,724,438) - (8.35%)					(1,704,948)

OPTIONS WRITTEN (Proceeds $15,380) - (0.03%)					(5,410)

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 12.72%					2,595,165

NET ASSETS - 100%					$20,405,331

(a) Non-income producing security.

(b) All or a portion of the security is segregated as collateral for call options written and securities sold short.

(c) Rate shown represents the 7-day effective yield at April 30, 2018, is subject to change and resets daily.

(d) Each option contract is equivalent to 100 shares of the underlying common stock/exchange-traded fund.

(e) Private equity fund purchases on March 1, 2016 that invests in the DCM Multi-Manager Fund, LLC (Series A) and the DCM Multi-Manager Fund, LLC (Series D). Redemptions may be made monthly upon 30 days written notice. There were no unfunded commitments as of April 30, 2018. This investment is valued using the practical expedient. For more information on the practical expedient, please refer to the security valuation section on Note 3 of the accompanying notes to the financial statements.

(f) Became an affiliated company on May 14, 2018. Please see note 6 to the financial statements for more details.

* Affiliated investment company.

^ Variable or step coupon security - Interest rate shown represents the rate on April 30, 2018.

# The value of this security has been determined in good faith under the policies of the Board of Trustees. The value of such securities is $38,020 or 0.19% of net assets.

ADR - American Depositary Receipt.

ETF - Exchange Traded Fund

LP - Limited Partnership

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

EAS CROW POINT ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS - SECURITIES SOLD SHORT
April 30, 2018	ANNUAL REPORT

SECURITIES SOLD SHORT (a) - (8.36)%

COMMON STOCK - (5.45)%	Shares	Value

Auto Manufacturers - (1.59)%
Tesla, Inc.	1,100	$323,290

Auto Parts & Equipment - (0.08)%
BorgWarner, Inc.	353	17,276

Chemicals - (0.08)%
Olin Corp.	552	16,665

Commercial Services - (0.20)%
Laureate Education, Inc. - Class A	2,911	41,103

Computers - (1.11)%
Convergys Corp.	9,692	226,405

Diversified Financial Services - (0.72)%
American Express Co.	824	81,370
Discover Financial Services	358	25,507
Navient Corp.	2,949	39,104
		145,981
Home Furnishings - (0.17)%
Whirlpool Corp.	221	34,244

Household Products & Wares - (0.12)%
Clorox Co.	205	24,026

Internet - (0.11)%
SINA Corp. - China	225	21,496

Media - (0.18)%
Houghton Mifflin Harcourt Co.	5,391	36,659

Miscellaneous Manufacturing - (0.09)%
AZZ, Inc.	429	19,112

Oil & Gas - (0.12)%
EQT Corp.	508	25,497

Pharmaceuticals - (0.08)%
CVS Health Corp.	239	16,689

REITs - (0.11)%
Lamar Advertising Co. - Class A	339	21,598

Retail - (0.09)%
Barnes & Noble Education, Inc.	2,444	17,572

Semiconductors - (0.36)%
Broadcom, Inc.	323	74,103

EAS CROW POINT ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS - SECURITIES SOLD SHORT
April 30, 2018	ANNUAL REPORT

SECURITIES SOLD SHORT - (8.36)% (continued)

COMMON STOCK - (5.45)% (continued)	Shares	Value

Software - (0.24)%
Cadence Design Systems, Inc.	701	$28,082
NetEase, Inc. - ADR	82	21,080
		49,162

TOTAL COMMON STOCK (Proceeds $1,142,297)		1,110,878

EXCHANGE TRADED FUNDS - (2.91)%

Equity Fund - (2.91)%
iShares MSCI India ETF	1,500	52,425
iShares MSCI Mexico ETF	1,532	79,051
iShares MSCI Turkey ETF	4,000	150,720
iShares Russell 2000 Growth ETF	1,359	259,555
VanEck Vectors Russia ETF	2,489	52,319
		594,070

TOTAL EXCHANGE TRADED FUNDS (Proceeds $582,141)		594,070

TOTAL SECURITIES SOLD SHORT (Proceeds $1,724,438) – (8.36)%		$1,704,948

(a) Non-income producing security.

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

EAS CROW POINT ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS - WRITTEN OPTIONS
April 30, 2018	ANNUAL REPORT

OPTIONS WRITTEN (a) - (0.03)%
PUT OPTIONS WRITTEN - (0.03)%	Contracts [1]	Notional Amount	Exercise Price	Expiration	Value

iShares Russell 2000 Growth ETF	70	$1,336,930	$177.00	5/18/2018	$1,750
SPDR S&P 500 ETF Trust	60	$1,587,060	$252.00	5/18/2018	3,660
TOTAL PUT OPTIONS WRITTEN (Proceeds $15,380)					5,410

TOTAL OPTIONS WRITTEN (Proceeds $15,380)					$5,410

(a) Non-income producing security.

1 Each option contract is equivalent to 100 units of the underlying exchange-traded fund.

ETF - Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

EAS Crow Point Alternatives Fund
STATEMENT OF ASSETS AND LIABILITIES

April 30, 2018	ANNUAL REPORT
Assets:
Investment securities:
Unaffiliated Securities at Cost	$15,469,624
Affiliated Securities at Cost	3,318,915
Total Securities at Cost	18,788,539
Unaffiliated Securities at Value	16,201,456
Affiliated Securities at Value	3,319,068
Deposits at broker	1,764,885
Due from adviser	32,797
Due from custodian	13,253
Depost for mutual fund share offering	600,000
Receivables:
Interest	444
Dividends	5,739
Tax reclaims	8,613
Investment securities sold	918,376
Fund shares sold	333,275
Prepaid expenses and other assets	55,677
Total assets	23,253,583

Liabilities:
Securities sold short and options written:
Proceeds from securities sold short	1,724,438
Proceeds from options written	15,380
Total proceeds from securities sold short and options written	1,739,818
Securities sold short at value	1,704,948
Options written at value	5,410
Total securities sold short and options written at value	1,710,358
Payables:
Investment securities purchased	1,061,957
Fund shares redeemed	66,897
Dividend expense from securities sold short	692
Accrued distribution (12b-1) fees	4,631
Accrued Trustee fees	1,169
Accrued expenses	2,548
Total liabilities	2,848,252
Net Assets	$20,405,331

Sources of Net Assets:
Paid-in capital	$21,726,699
Accumulated net investment loss	(102,853)
Accumulated net realized loss from investments, option contracts and securities sold short	(1,980,238)
Net unrealized appreciation on investments, options, securities sold short and foreign currency translations	761,723
Total Net Assets (Unlimited shares of beneficial interest authorized)	$20,405,331

Class A Shares:
Net assets	$2,742,042
Shares Outstanding ($0 par value, Unlimited shares of beneficial interest authorized)	297,889
Net Asset Value Per Share	$9.20

Maximum Offering Price Per Share (a)	$9.74

Minimum Redemption Price Per Share (b) (c)	$8.92

Class C Shares:
Net assets	$816,864
Shares Outstanding ($0 par value, Unlimited shares of beneficial interest authorized)	91,505
Net Asset Value and Offering Price Per Share	$8.93

Minimum Redemption Price Per Share (c) (d)	$8.66

Class I Shares:
Net assets	$16,846,425
Shares Outstanding (Unlimited shares of beneficial interest authorized)	1,816,154
Net Asset Value and Offering Price Per Share	$9.28

Minimum Redemption Price Per Share(c)	$9.09

(a) A maximum sales charge of 5.50% is imposed on Class A shares.

(b) Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed within one year from the date of purchase.

(c) A redemption fee of 2.00% is charged on redemptions of shares held less than 30 days.

(d) A contingent deferred sales charge (“CDSC”) of 1.00% is imposed in the event of certain redemption transactions made within one year from the date of purchase.

The accompanying notes are an integral part of these financial statements.

EAS Crow Point Alternatives Fund
STATEMENT OF OPERATIONS

April 30, 2018	ANNUAL REPORT

For the Year Ended April 30, 2018

Investment income:
Dividends (net of foreign withholding taxes of $2)	$162,114
Dividends from affiliated funds	63,043
Interest	24,975
Total investment income	250,132

Expenses:
Investment advisory fees	231,659
Distribution (12b-1) fees - Class A	11,885
Distribution (12b-1) fees - Class C	8,461
Accounting and transfer agent fees and expenses	94,974
Professional fees	83,165
Prior administrator fees	65,867
Dividends on securities sold short	65,838
Interest expense	61,614
Registration and filing fees	51,004
Custodian fees	40,252
Pricing fees	12,950
Trustee fees and expenses	12,811
Reports to shareholders	8,302
Compliance officer fees	7,500
Non-12b-1 shareholder servicing expense	5,174
Miscellaneous	2,530
Insurance	1,533
Total expenses	765,519
Less expense reimbursement:
Fees waived by Adviser	(179,534)
Fees waived by Adviser for affiliated holdings	(54,616)
Fees waived by administrator	(44,660)
Net expenses	486,709

Net investment loss	(236,577)

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated Investments	1,742,373
Affiliated Investments	81,485
Foreign currency transactions	1,496
Options written	(11,609)
Securities sold short	(259,827)
Net realized gain on investments, foreign currency transactions, options and securities sold short	1,553,918

Net change in unrealized appreciation (depreciation) on:
Unaffiliated Investments	245,233
Affiliated Investments	127,658
Foreign currency transactions	(3,608)
Options written	4,641
Securities sold short	(1,032)
Net change in unrealized appreciation on investments, foreign currency transactions, options and securities sold short	372,892

Net gain	1,926,810

Net increase in net assets resulting from operations	$1,690,233

The accompanying notes are an integral part of these financial statements.

EAS Crow Point Alternatives Fund
STATEMENTS OF CHANGES IN NET ASSETS

April 30, 2018	ANNUAL REPORT

	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017

Increase (decrease) in net assets from:
Operations:
Net investment loss	$(236,577)	$(34,289)
Net realized gain (loss) from investments, foreign currency transactions, options and securities sold short	1,553,918	(136,837)
Net change in unrealized appreciation on investments, foreign currency translations, options and securities sold short	372,892	394,847
Net increase in net assets resulting from operations	1,690,233	223,721

Distributions to shareholders from:
Net investment income - Class A	(17,465)	(37,351)
Net investment income - Class C	(458)	—
Net investment income - Class I	(113,800)	(39,980)
Total distributions	(131,723)	(77,331)

From shares of beneficial interest:
Proceeds from shares sold:
Class A	134,893	2,515,557
Class C	4,000	56,128
Class I	9,960,572	10,067,605
Net asset value of shares issued in reinvestment of distributions to shareholders:
Class A	15,347	33,593
Class C	428	—
Class I	111,539	36,651
Redemption fee proceeds:
Class A	—	5,147
Class C	—	350
Class I	—	2,832
Payments for shares redeemed:
Class A	(10,107,175)	(13,182,684)
Class C	(171,481)	(699,001)
Class I	(9,310,754)	(8,274,474)
Decrease in net assets from shares of beneficial interest	(9,362,631)	(9,438,296)

Decrease in net assets	(7,804,121)	(9,291,906)

Net Assets:
Beginning of year	28,209,452	37,501,358

End of year	$20,405,331	$28,209,452
(Accumulated) undistributed net investment income (loss)	$(102,853)	$21,737

Capital share activity:
Class A:
Shares Sold	14,767	292,404
Shares Reinvested	1,679	3,909
Shares Redeemed	(1,136,016)	(1,535,565)
Net decrease in shares of beneficial interest outstanding	(1,119,570)	(1,239,252)
Class C:
Shares Sold	446	6,698
Shares Reinvested	48	—
Shares Redeemed	(19,881)	(83,298)
Net decrease in shares of beneficial interest outstanding	(19,387)	(76,600)
Class I:
Shares Sold	1,090,024	1,160,329
Shares Reinvested	12,111	4,242
Shares Redeemed	(1,009,516)	(955,385)
Net increase in shares of beneficial interest outstanding	92,619	209,186

The accompanying notes are an integral part of these financial statements.

EAS CROW POINT ALTERNATIVES FUND
FINANCIAL HIGHLIGHTS

April 30, 2018	ANNUAL REPORT

The following tables set forth the per share operating performance data for a share of beneficial interest outstanding, total return ratios to average net assets and other supplemental data for the year indicated.

	Class A
	For the Year Ended April 30, 2018		For the Year Ended April 30, 2017	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014

Net Asset Value, Beginning of Year	$8.64		$8.59	$9.18	$8.85	$8.80

Investment Operations:
Net investment income (loss) (1)	(0.11)		(0.02)	0.08	0.09	0.04
Net realized and unrealized gain (loss) on investments	0.71		0.09	(0.62)	0.33	0.06
Total from investment operations	0.60		0.07	(0.54)	0.42	0.10

Distributions:
From net investment income	(0.04)		(0.02)	(0.06)	(0.09)	(0.05)
From net realized capital gains	—		—	—	—	—
Total distributions	(0.04)		(0.02)	(0.06)	(0.09)	(0.05)

Paid in capital from redemption fees	—		0.00 (2)	0.01	0.00 (2)	0.00 (2)

Net Asset Value, End of Year	$9.20		$8.64	$8.59	$9.18	$8.85

Total Return (3)	6.99	%(8)	0.80%	(5.75)%	4.78%	1.18%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$2,742		$12,253	$22,830	$11,122	$11,508

Ratio of gross expenses to average net assets (4) (5):	3.54%		2.54%	3.20%	3.01%	2.31%
Ratio of net expenses to average net assets (4) (6):	2.26%		2.18%	2.62%	2.83%	2.14%

Ratio of net investment income (loss) to average net assets (7)	(1.27)%		(0.19)%	0.86%	1.02%	0.42%

Portfolio turnover rate	165%		138%	149%	136%	219%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Resulted in less than $0.01 per share.
(3)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Total returns shown exclude the effect of applicable sales loads/redemption fees.
(4)	The ratios of expenses to average net assets do not reflect the Fund’s proportionate share of expenses of underlying investment companies in which the Fund invests.
(5)	Includes dividends from securities sold short and interest expense. Excluding dividends from securities sold short and interest expense, the ratio of gross expenses to average net assets would have been 2.11%, 2.12%, 2.53%, 2.31% and 3.00% for the years ended April 30, 2014, April 30, 2015, April 30, 2016, April 30, 2017 and April 30, 2018, respectively.
(6)	Includes dividends from securities sold short and interest expense. Excluding dividends from securities sold short and interest expense, the ratio of net expenses to average net assets would have been 1.95% for the years ended April 30, 2014, April 30, 2015, April 30, 2016 and April 30, 2017 and 1.71% for the year ended April 30, 2018.
(7)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(8)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

EAS CROW POINT ALTERNATIVES FUND
FINANCIAL HIGHLIGHTS

April 30, 2018	ANNUAL REPORT

The following tables set forth the per share operating performance data for a share of beneficial interest outstanding, total return ratios to average net assets and other supplemental data for the year indicated.

	Class C
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2018		April 30, 2017	April 30, 2016	April 30, 2015	April 30, 2014

Net Asset Value, Beginning of Year	$8.41		$8.41	$9.00	$8.69	$8.69

Investment Operations:
Net investment income (loss) (1)	(0.17)		(0.07)	0.01	0.02	(0.03)
Net realized and unrealized gain (loss) on investments	0.69		0.07	(0.57)	0.33	0.06
Total from investment operations	0.52		—	(0.56)	0.35	0.03

Distributions:
From net investment income	0.00	(2)	—	(0.03)	(0.04)	(0.03)
Total distributions	0.00		—	(0.03)	(0.04)	(0.03)

Paid in capital from redemption fees	—		0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)

Net Asset Value, End of Year	$8.93		$8.41	$8.41	$9.00	$8.69

Total Return (3)	6.24	%(8)	0.00%	(6.40)%	3.99%	0.36%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$817		$932	$1,576	$2,379	$2,282

Ratio of gross expenses to average net assets (4) (5):	4.21%		3.31%	4.13%	3.76%	3.06%
Ratio of net expenses to average net assets (4) (6):	3.02%		2.94%	3.44%	3.58%	2.89%

Ratio of net investment income (loss) to average net assets (7)	(1.95)%		(0.84)%	0.08%	0.24%	(0.33)%

Portfolio turnover rate	165%		138%	149%	136%	219%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Resulted in less than $0.01 per share.
(3)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Total returns shown exclude the effect of applicable sales loads/redemption fees.
(4)	The ratios of expenses to average net assets do not reflect the Fund’s proportionate share of expenses of underlying investment companies in which the Fund invests.
(5)	Includes dividends from securities sold short and interest expense. Excluding dividends from securities sold short and interest expense, the ratio of gross expenses to average net assets would have been 2.86%, 2.88%, 3.40%, 3.07% and 3.67% for the years ended April 30, 2014, April 30, 2015, April 30, 2016, April 30, 2017 and April 30, 2018, respectively.
(6)	Includes dividends from securities sold short and interest expense. Excluding dividends from securities sold short and interest expense, the ratio of net expenses to average net assets would have been 2.70% for the years ended April 30, 2014, April 30, 2015, April 30, 2016 and April 30, 2017 and 2.46% for the year ended April 30, 2018.
(7)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(8)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

EAS CROW POINT ALTERNATIVES FUND
FINANCIAL HIGHLIGHTS

April 30, 2018	ANNUAL REPORT

The following tables set forth the per share operating performance data for a share of beneficial interest outstanding, total return ratios to average net assets and other supplemental data for the year indicated.

	Class I
	For the Year Ended April 30, 2018		For the Year Ended April 30, 2017	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014

Net Asset Value, Beginning of Year	$8.72		$8.65	$9.24	$8.90	$8.84

Investment Operations:
Net investment income (loss) (1)	(0.08)		0.01	0.10	0.12	0.06
Net realized and unrealized gain (loss) on investments	0.71		0.10	(0.61)	0.33	0.07
Total from investment operations	0.63		0.11	(0.51)	0.45	0.13

Distributions:
From net investment income	(0.07)		(0.04)	(0.08)	(0.11)	(0.07)
From net realized capital gains	—		—	—	—	—
Total distributions	(0.07)		(0.04)	(0.08)	(0.11)	(0.07)

Paid in capital from redemption fees	—		0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)

Net Asset Value, End of Year	$9.28		$8.72	$8.65	$9.24	$8.90

Total Return (3)	7.20	%(8)	1.25%	(5.50)%	5.13%	1.43%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$16,846		$15,024	$13,095	$18,089	$22,063

Ratio of gross expenses to average net assets (4) (5):	3.19%		2.32%	3.13%	2.75%	2.06%
Ratio of net expenses to average net assets (4) (6):	2.02%		1.97%	2.44%	2.58%	1.89%

Ratio of net investment income (loss) to average net assets (7)	(0.91)%		0.07%	1.07%	1.28%	0.67%

Portfolio turnover rate	165%		138%	149%	136%	219%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Resulted in less than $0.01 per share.
(3)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Total returns shown exclude the effect of applicable sales loads/redemption fees.
(4)	The ratios of expenses to average net assets do not reflect the Fund’s proportionate share of expenses of underlying investment companies in which the Fund invests.
(5)	Includes dividends from securities sold short and interest expense. Excluding dividends from securities sold short and interest expense, the ratio of gross expenses to average net assets would have been 1.86%, 1.87%, 2.39%, 2.04% and 2.65% for the years ended April 30, 2014, April 30, 2015, April 30, 2016, April 30, 2017 and April 30, 2018, respectively.
(6)	Includes dividends from securities sold short and interest expense. Excluding dividends from securities sold short and interest expense, the ratio of net expenses to average net assets would have been 1.70% for the years ended April 30, 2014, April 30, 2015, April 30, 2016 and April 30, 2017 and 1.46% for the year ended April 30, 2018.
(7)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(8)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

EAS Crow Point Alternatives Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

April 30, 2018

1.	ORGANIZATION

The EAS Crow Point Alternatives Fund (the “Fund”) was organized on October 13, 2017 as a diversified series of 360 Funds (the “Trust”). The Trust was organized on February 24, 2005 as a Delaware statutory trust. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Fund’s investment objective is preservation and growth of capital. The Fund’s investment adviser is Crow Point Partners, LLC (the “Adviser”). The Fund offers three classes of shares, Class A, Class C and Class I shares. Each class differs as to sales and redemption charges and ongoing fees. Income and realized/unrealized gains or losses are allocated to each class based on relative share balances.

Effective as of the close of business on October 13, 2017, pursuant to an Agreement and Plan of Reorganization (the “Reorganization”), the 360 Fund’s EAS Crow Point Alternatives Fund received all the assets and liabilities of the Northern Light Series Trust’s (the “Former Trust”) EAS Crow Point Alternatives Fund (the “Predecessor Fund”). The shareholders of the Predecessor Fund received shares of the Fund with aggregate net asset values equal to the aggregate net asset values of their shares in the Predecessor Fund immediately prior to the Reorganization. The Predecessor Fund’s investment objectives, policies and limitations were substantially identical to those of the Fund, which had no operations prior to the Reorganization. For financial reporting purposes, the Predecessor Fund’s operating history prior to the Reorganization is reflected in the financial statements and financial highlights. The Reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of the Fund reflected the historical basis of the assets of the Predecessor Fund as of the date of the Reorganization. The Reorganization is also considered tax-free based on accounting principles generally accepted in the United States of America (“GAAP”).

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

a)            Security Valuation – All investments in securities are recorded at their estimated fair value, as described in note 3.

b)            Short Sales – The Fund may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its Custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale).

c)            Investment Companies – The Fund may invest in investment companies such as open-end funds (mutual funds), including exchange traded funds (“ETFs”) and closed-end funds (also referred to as “Underlying Funds”) subject to limitations as defined in the Investment Company Act of 1940. Your cost of investing in the Fund will generally be higher than the cost of investing directly in the Underlying Funds. By investing in the Fund, you will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests in addition to the Fund’s direct fees and expenses. Also, with respect to dividends paid by the Underlying Funds, it is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

EAS Crow Point Alternatives Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

April 30, 2018

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

d)            Options – The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer (seller) the obligation to buy the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

e)            Federal Income Taxes – The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

As of and during the year ended April 30, 2018, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to unrecognized tax liability as income tax expense in the statement of operations. During the year ended April 30, 2018, the Fund did not incur any interest or penalties. The Fund identifies its major tax jurisdictions as U.S. Federal and Delaware state.

In addition, accounting principles generally accepted in the United States of America (“GAAP”) requires management of the Fund to analyze all open tax years, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities. As of and during the year ended April 30, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

f)            Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. GAAP requires that permanent financial reporting differences relating to shareholder distributions be reclassified to paid-in capital or net realized gains.

g)            Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

h)            Other – Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

EAS Crow Point Alternatives Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

April 30, 2018

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

i)            Sales Charges and Redemption Fees – A maximum sales charge of 5.50% is imposed on certain purchases of Class A shares. A contingent deferred sales charge (“CDSC”) is imposed upon certain redemptions of Class A shares purchased at net asset value in amounts totaling $1 million or more if the dealer’s commission was paid by the underwriter and the shares are redeemed within one year from the date of purchase. The CDSC will be paid to the Distributor and will be equal to 1.00% of the lesser of (1) the net asset value at the time of purchase of the Class A shares being redeemed; or (2) the net asset value of such shares at the time of redemption. A CDSC of 1.00% will be imposed on redemptions of Class C shares made within one year of their purchase. The CDSC will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the net asset value at the time of purchase of the Class C shares being redeemed. There were no CDSC Fees paid to the Distributor during the year ended April 30, 2018. A redemption fee of 2.00% of the amount redeemed is charged on all classes of shares held less than 30 days. During the year ended April 30, 2018, there were no redemption fees paid to the Fund.

3.	SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Trustees has adopted guidelines for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated authority to the Adviser to apply those guidelines in determining fair value prices, subject to review by the Board of Trustees.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
●	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
●	Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Trust’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock, ETFs and mutual funds) – Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

EAS Crow Point Alternatives Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

April 30, 2018

3.	SECURITIES VALUATIONS (continued)

Money market funds – Money market funds are valued at their net asset value per share and are categorized as level 1.

Derivative instruments – Listed derivatives, including options, that are actively traded, are valued based on quoted prices from the exchange and categorized in level 1 of the fair value hierarchy. Options held by the Fund for which no current quotations are readily available and which are not traded on the valuation date are valued at the mean price and are categorized within level 2 of the fair value hierarchy. Over-the-counter (OTC) derivative contracts include forward, swap, and option contracts related to interest rates; foreign currencies; credit standing of reference entities; equity prices; or commodity prices, and warrants on exchange-traded securities. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. OTC derivative products valued using pricing models are categorized within level 2 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds in which the Fund invests may default or otherwise cease to have market quotations readily available.

The Trustees of the 360 Funds adopted the M3Sixty Consolidated Valuation Procedures, which established a Valuation Committee to work with the Adviser and report to the Board of Trustees (the “Board”) on securities being fair valued or manually priced. The Lead Chairman and Trustee of the 360 Funds, along with the Trust’s Principal Financial Officer and Chief Compliance Officer are members of the Valuation Committee which meets at least monthly or, as required, to review the interim actions and coordination with the Adviser in pricing fair valued securities, and consideration of any unresolved valuation issue or a request to change the methodology for manually pricing a security. In turn, the Lead Chairman provides updates to the Board at the regularly scheduled board meetings as well as interim updates to the board members on substantive changes in a daily valuation or methodology issue.

If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when certain restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board and the Fair Valuation Committee. These securities will be categorized as level 3 securities.

EAS Crow Point Alternatives Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

April 30, 2018

3.	SECURITIES VALUATIONS (continued)

The following tables summarize the inputs used to value the Fund’s assets and liabilities measured at fair value as of April 30, 2018.

Financial Instruments – Assets

Security Classification	Level 1	Level 2	Level 3	Totals
Common Stock (1)	$11,405,572	$—	$—	$11,405,572
Closed-End Fund (1)	36,547	—	—	36,547
Exchange-Traded Fund (1)	27,450	—	—	27,450
Hedge Fund measured at net asset value (2)	—	—	—	3,954,954
Mutual Funds (1)	3,319,068	204,123	—	3,523,191
Asset Backed Securities	—	33,714	38,020	71,734
Call Options Purchased	8,994	—	—	8,994
Put Options Purchased	56,130	5,775	—	61,905
Short-Term Investments	430,177	—	—	430,177
Total Assets	$15,283,938	$243,612	$38,020	$19,520,524

Financial Instruments – Liabilities

Securities Sold Short Classification	Level 1	Level 2	Level 3	Totals
Common Stock (1)	$1,110,878	$—	$—	$1,110,878
Exchange-Traded Funds (1)	594,070	—	—	594,070
Put Options Written	3,660	1,750	—	5,410
Total Liabilities	$1,708,608	$1,750	$—	$1,710,358

(1)           All common stock, ETFs, closed-end funds and mutual funds held in the Fund are level 1 securities. For a detailed break-out of common stock, ETFs, closed-end funds and mutual funds by industry or asset class, please refer to the Schedule of Investments.

(2)           In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the schedule of investments.

There were no transfers into and out of any level during the year ended April 30, 2018. It is the Fund’s policy to recognize transfers between levels at the end of the reporting period.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Fund:

	Balance as of April 30, 2017	Realized gain (loss)	Amortization	Change in unrealized appreciation (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2018
Bonds & Notes	$166,402	$1,847	$53	$(1,901)	$—	$(128,381)	$—	$—	$38,020
Total	$166,402	$1,847	$53	$(1,901)	$—	$(128,381)	$—	$—	$38,020

EAS Crow Point Alternatives Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

April 30, 2018

4.	DERIVATIVES TRANSACTIONS

As of April 30, 2018, portfolio securities valued at $2,856,591 were held in escrow by the custodian as collateral for securities sold short and options written by the Fund.

As of April 30, 2018 the value of options written and options purchased were $5,410 and $70,899, respectively. The figures for options written can be found included within the line item options written at value on the Statement of Assets and Liabilities. The figures for options purchased can be found included within the line item unaffiliated securities at value on the Statement of Assets and Liabilities.

For the year ended April 30, 2018, the change in net unrealized appreciation and amount of net realized loss on written options subject to equity price risk amounted to $4,641 and $11,609, respectively. The figures for written options can be found in the Statement of Operations under the line items net change in unrealized appreciation (depreciation) on options written and net realized gain (loss) from options written. For the year ended April 30, 2018, the change in net unrealized depreciation and amount of net realized loss on purchased options subject to equity price risk amounted to $(63,397) and $(45,350), respectively. The figures for purchased options can be found in the Statement of Operations included within the line items net change in unrealized appreciation (depreciation) on unaffiliated investments and net realized gain (loss) on unaffiliated investments.

The amounts realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

5.	INVESTMENT TRANSACTIONS

For the year ended April 30, 2018, aggregate purchases and sales of investment securities (excluding short-term investments) for the Fund were as follows:

Purchases	Sales
$37,075,208	$48,046,131

There were no Government securities purchased or sold during the period.

6.	INVESTMENTS IN AFFILIATED COMPANIES

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities or of common management. Companies which are affiliates of the Fund at April 30, 2018, are noted in the Fund’s Schedule of Investments. Crow Point Alternative Income Fund (the “Alternative Income Fund”) and Crow Point Defined Risk Global Equity Income Fund (the “Defined Risk Fund”) are mutual funds which are considered affiliates because they are also of common management of the Adviser.

Transactions during the year with affiliated companies were as follows:

	Value as of April 30, 2017	Realized gain (loss)	Amortization	Change in unrealized appreciation (depreciation)	Purchases	Sales	Value as of April 30, 2018	Income received
Alternative Income Fund	$5,413,279	$48,915	$—	$66,874	$300,000	$(2,510,000)	$3,319,068	$34,515
Defined Risk Fund	1,342,792	32,570	—	60,784	300,000	(1,736,146)	—	28,528
Total	$6,756,071	$81,485	$—	$127,658	$600,000	$(4,246,146)	$3,319,068	$63,043

On May 14, 2018, the Adviser also became the investment adviser of the Goodwood SMID Long/Short Fund (“Goodwood”). As of April 30, 2018, the Fund owned 12,500 shares of Goodwood valued at $100,875. Accordingly, subsequent to April 30, 2018, Goodwood became an affiliated company to the Fund.

EAS Crow Point Alternatives Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

April 30, 2018

7.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

Pursuant to the Reorganization on October 13, 2017, the Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser, under the supervision of the Board, agrees to invest the assets of the Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment advisor to the Fund and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.

Prior to the Reorganization, the Former Trust was party to advisory agreement (the “Former Agreement”) with the Adviser, pursuant to which the Adviser served as investment adviser to the Predecessor Fund. Pursuant to the Former Agreement between the Adviser and the Former Trust, on behalf of the Former Fund, the Adviser, under the oversight of the Former Board of Trustees, directed the daily operations of the Fund and supervised the performance of administrative and professional services provided by others.

Under the terms of the Advisory Agreement with the Fund and the Former Agreement with the Predecessor Fund, the Adviser receives a monthly management fee equal to an annual rate of 1.00% of the Fund’s net assets. For the year ended April 30, 2018, the Adviser earned $231,659 of management fees.

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, through at least August 31, 2019, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser)) will not exceed 1.95%, 2.70%, and 1.70% of net assets for Class A, Class C and Class I shares, respectively. This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days written notice to the Adviser.

For the year ended April 30, 2018, the Adviser waived advisory fees of $179,534.

The Fund invested a portion of its assets in the Alternative Income Fund and the Defined Risk Fund, which are affiliated Funds (Note 6). As such, the Advisor has agreed to waive its advisory fees on the portion of the Fund’s assets that are invested in the Alternative Income Fund and the Defined Risk Fund. For the year ended April 30, 2018, the Adviser waived $54,616 in advisory fees related to assets invested in the affiliated funds. This waiver is in addition to amounts waived pursuant to the contractual expense limitations detailed in the above paragraphs and are not recoupable.

Expense waivers and reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. Expense waivers and reimbursements made by the Predecessor Fund were also subject to possible recoupment from the Predecessor Fund under the same terms. As of April 30, 2018, the total amount of expenses waived/reimbursed subject to recapture, pursuant to the waiver agreements was $453,129, of which $177,286 will expire on April 30, 2019, $100,591 will expire on April 30, 2020 and $175,252 will expire on April 30, 2021.

EAS Crow Point Alternatives Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

April 30, 2018

7.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS (continued)

Pursuant to the Reorganization, the Fund has entered into an Investment Company Services Agreement (“ICSA”) with M3Sixty Administration, LLC (“M3Sixty”). Pursuant to the ICSA, M3Sixty is responsible for a wide variety of functions, including but not limited to: (a) Fund accounting services; (b) financial statement preparation; (c) valuation of the Fund’s portfolio securities; (d) pricing the Fund’s shares; (e) assistance in preparing tax returns; (f) preparation and filing of required regulatory reports; (g) communications with shareholders; (h) coordination of Board and shareholder meetings; (i) monitoring the Fund’s legal compliance; and (j) maintaining shareholder account records.

For the period from October 14, 2017 through April 30, 2018, M3Sixty earned $94,974.

M3Sixty has also agreed to voluntarily waive certain fees until certain thresholds are met by the Fund. During the period from October 14, 2017 through April 30, 2018, M3Sixty waived $44,660 of fees.

Certain officers of the Fund are also employees or officers of M3Sixty.

Prior to the Reorganization, Gemini Fund Services, LLC (“GFS”), an affiliate of Northern Lights Distributors, LLC (the “Predecessor Distributor”), provided administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Predecessor Fund paid GFS customary fees for providing administration, fund accounting and transfer agency services to the Predecessor Fund.

Pursuant to the Reorganization, Matrix 360 Distributors, LLC (the “Distributor”) acts as the principal underwriter and distributor (the “Distributor”) of the Fund’s shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of the Fund’s shares pursuant to a Distribution Agreement (the “Distribution Agreement”) approved by the Trustees. The Distribution Agreement between the Fund and the Distributor requires the Distributor to use all reasonable efforts in connection with the distribution of the Fund’s shares. However, the Distributor has no obligation to sell any specific number of shares and will only sell shares for orders it receives. The Distributor may receive commissions from the sale of Class A shares. During the period from October 14, 2017 through April 30, 2018, there were no commissions paid to the Distributor.

The Distributor is an affiliate of M3Sixty.

Prior to the Reorganization, the Predecessor Distributor served as the principal underwriter and national distributor for shares of the Predecessor Fund. The Predecessor Distributor was obligated to sell the shares of the Predecessor Fund on a best efforts basis only against purchase orders for the shares. Shares of the Predecessor Fund were offered to the public on a continuous basis.

Pursuant to the Reorganization, the Fund has adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for its Class A and Class C shares. Under the Plan, the Fund may use 12b-1 fees to compensate broker-dealers (including, without limitation, the Distributor) for sales of Fund shares, or for other expenses associated with distributing Fund shares. The Fund may expend up to 1.00% for Class C shares and up to 0.25% for Class A shares of the Fund’s average daily net assets annually to pay for any activity primarily intended to result in the sale of shares of the Fund and the servicing of shareholder accounts, provided that the Trustees have approved the category of expenses for which payment is being made.

The Plan took effect October 14, 2017. For the period from October 14, 2017 through April 30, 2018, the Fund accrued $4,760 and $4,507 in 12b-1 expenses attributable to Class A and Class C shares, respectively.

Prior to the Reorganization, the Predecessor Trust had adopted a Master Distribution and Shareholder Servicing Plan (the “Predecessor Plan”), pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. Under the Predecessor Plan, the Predecessor Fund paid 0.25% per year of the average daily net assets of Class A shares and 1.00% per year of the average daily net assets of Class C shares for such distribution and shareholder service activities. During the period from May 1, 2017 through October 13, 2017, pursuant to the Predecessor Plan, Class A shares paid $7,125 and Class C shares paid $3,954.

EAS Crow Point Alternatives Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

April 30, 2018

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX MATTERS

The tax character of distributions during the year ended April 30, 2018 and during the fiscal year ended April 30, 2017 was as follows:

	Fiscal Year Ended April 30, 2018	Fiscal Year Ended April 30, 2017
Ordinary Income	$131,723	$77,331
Long-Term Capital Gain	—	—
	$131,723	$77,331

The Fund’s tax basis distributable earnings are determined only at the end of each fiscal year. The tax character of distributable earnings (deficit) at April 30, 2018, the Fund’s most recent fiscal year end, was as follows:

Undistributed Ordinary Income	Post-October Loss and Late Year Loss	Capital Loss Carry Forwards	Other Book/Tax Differences	Unrealized Appreciatiion/ (Depreciation)	Total Distributable Earnings/(Deficit)
$—	$—	$(1,637,710)	$(13,278)	$329,620	$(1,321,368)

The difference between book basis and tax basis undistributed net investment income (loss), accumulated net realized loss, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales and straddles, and adjustments for partnerships, real estate investment trusts, grantor trusts and C-Corporation return of capital distributions. In addition, the amount listed under other book/tax differences for the Fund is primarily attributable to the tax deferral of losses on straddles and adjustments for constructive sales of securities held short.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund did not defer any capital losses.

At April 30, 2018, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Expiring FYE	Non-Expiring Short-Term	Non-Expiring Long-Term	Total
$—	$1,637,710	$—	$1,637,710

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), and adjustments for paydowns, C-Corporation return of capital distributions, real estate investment trusts, grantor trusts, partnerships, and the capitalization of in lieu dividend payments, resulted in reclassifications for the year ended April 30, 2018 as follows:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(228,196)	$243,710	$(15,514)

For U.S. Federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation/(depreciation) of investments at April 30, 2018 were as follows:

Cost	Gross Appreciation	Gross Depreciation	Net Appreciation
$17,480,824	$728,686	$(399,344)	$329,342

The difference between book basis and tax basis undistributed net investment income (loss), accumulated net realized loss, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales and straddles, and adjustments for partnerships, real estate investment trusts, grantor trusts and C-Corporation return of capital distributions.

EAS Crow Point Alternatives Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

April 30, 2018

9.	COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Trust may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

10.	CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees (the “Board”), with the approval and recommendation of the Audit Committee, selected BBD, LLP (“BBD”) to replace Tait, Weller & Baker, LLP (“Tait”), as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending April 30, 2018. Throughout the past two fiscal years through the date of Tait’s dismissal as auditor of the Fund, the Fund had no disagreements with Tait on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Tait would have caused Tait to make reference to the disagreement in a Tait report, and there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934. With respect to the Fund, Tait audit opinions, including the past two fiscal years, have not contained either an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the last two fiscal years of the Fund, neither the Fund nor anyone on their behalf has consulted BBD on items concerning the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on the Fund’s financial statements, or concerning the subject of a disagreement of the kind described in Item 304(a)(1)(iv) of Regulation S-K or reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

11.	SUBSEQUENT EVENTS

In accordance with GAAP, Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of 360 Funds

and the Shareholders of EAS Crow Point Alternatives Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of EAS Crow Point Alternatives Fund, a series of shares of beneficial interest in 360 Funds (the “Fund”), including the schedule of investments, as of April 30, 2018, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2018, and the results of its operations, the changes in it’s net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended April 30, 2017 and the financial highlights for each of the years in the four year period then ended were audited by other auditors, whose report dated June 29, 2017, expressed an unqualified opinion on such financial statement and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the 360 Funds since 2018.

Philadelphia, Pennsylvania

June 29, 2018

EAS Crow Point Alternatives Fund	ANNUAL REPORT

ADDITIONAL INFORMATION

April 30, 2018 (Unaudited)

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-244-6235; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling 1-877-244-6235; and on the Commission’s website at http://www.sec.gov.

Shareholder Tax Information - The Fund is required to advise you within 60 days of the Fund’s fiscal year end regarding the federal tax status of distributions received by shareholders during the fiscal year. The Fund paid $96,737 of ordinary income distributions during the year ended April 30, 2018.

Tax information is reported from the Fund’s fiscal year and not calendar year, therefore, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in 2019 to determine the calendar year amounts to be included on their 2018 tax returns. Shareholders should consult their own tax advisors.

EAS Crow Point Alternatives Fund	ANNUAL REPORT

ADDITIONAL INFORMATION

April 30, 2018 (Unaudited)

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS - (Unaudited)

The Trustees are responsible for the management and supervision of the Fund. The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Fund; and oversee activities of the Fund. The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling (877) 244-6235.

Trustees and Officers.  Following are the Trustees and Officers of the Trust, their age and address, their present position with the Trust or the Funds, and their principal occupation during the past five years. Each of the Trustees of the Trust will generally hold office indefinitely. The Officers of the Trust will hold office indefinitely, except that: (1) any Officer may resign or retire and (2) any Officer may be removed any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal. In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser, are indicated in the table. The address of each trustee and officer is 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205.

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Independent Trustees
Art Falk YOB : 1937	Trustee and Independent Chairman	Since 2011	Retired. President, Murray Hill Financial Marketing, (financial marketing consultant) (1990–2012).	Twelve	None
Thomas Krausz YOB : 1944	Trustee	Since 2011	Mr. Krausz has been an independent management consultant to private enterprises since 2007.	Twelve	None
Tom M. Wirtshafter YOB : 1954	Trustee	Since 2011	Senior Vice President, American Portfolios Financial Services, (broker-dealer), American Portfolios Advisors (investment adviser) (2009–Present).	Twelve	None
Gary DiCenzo YOB : 1962	Trustee	Since 2014	Chief Executive Officer, Cognios Capital (investment management firm) (2015–present); President and CEO, IMC Group, LLC (asset management firm consultant) (2010–2015).	Twelve	None
Interested Trustee*
Randall K. Linscott YOB: 1971	President	Since 2013	Chief Executive Officer, M3Sixty Administration, LLC (2013 – present); Chief Operating Officer, M3Sixty Administration, LLC (2011–2013); Division Vice President, Boston Financial Data Services, (2005–2011).	Twelve	N/A

* The Interested Trustee is an Interested Trustee because he is an officer and employee of the Administrator.

EAS Crow Point Alternatives Fund	ANNUAL REPORT

ADDITIONAL INFORMATION

April 30, 2018 (Unaudited)

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS - (Unaudited) (continued)

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Officers
Andras P. Teleki YOB: 1971	Chief Compliance Officer and Secretary	Since 2015	Chief Legal Officer, M3Sixty Administration, LLC, M3Sixty Holdings, LLC, Matrix 360 Distributors, LLC and M3Sixty Advisors, LLC (2015–present); Chief Compliance Officer and Secretary, M3Sixty Funds Trust (2016– present); Chief Compliance Officer and Secretary, WP Trust (2016- present); Secretary and Assistant Treasurer, Capital Management Investment Trust (2015); Partner, K&L Gates, (2009–2015).	N/A	N/A
Brandon Byrd YOB: 1981	Assistant Secretary	Since 2013	Chief Operating Officer, M3Sixty Administration, LLC (2013–present); Anti-Money Laundering Compliance Officer, Monteagle Funds (2015–2016); Division Manager - Client Service Officer, Boston Financial Data Services (mutual find service provider) (2010–2012).	N/A	N/A
Justin Thompson YOB: 1983	Treasurer	Since September 2017	Director of Fund Accounting & Administration, M3Sixty Administration, LLC (September 2017–present); Fund Accountant, M3Sixty Administration, LLC (June 2016–September 2017); Core Accounting Officer, State Street Bank (2014–June 2016); Client Operations and Core Accounting Manager. State Street Bank (2012–2014).	N/A	N/A
Larry Beaver YOB: 1969	Assistant Treasurer	Since July 2017	Fund Accounting, Administration and Tax Officer, M3Sixty Administration, LLC (2017–Present); Director of Fund Accounting & Administration, M3Sixty Administration, LLC (2005-2017); Chief Accounting Officer, Amidex Funds, Inc. (2003–Present); Assistant Treasurer, Capital Management Investment Trust (July 2017–Present); Assistant Treasurer, M3Sixty Funds Trust (July 2017–Present; Assistant Treasurer, WP Funds Trust (July 2017–Present); Treasurer and Assistant Secretary, Capital Management Investment Trust (2008–-2017); Treasurer, 360 Funds (2007–2017); Treasurer, M3Sixty Funds Trust (2015–2017); Treasurer, WP Trust (2015–2017); Treasurer and Chief Financial Officer, Monteagle Funds (2008–2016).	N/A	N/A

EAS Crow Point Alternatives Fund	ANNUAL REPORT

ADDITIONAL INFORMATION

April 30, 2018 (Unaudited)

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS - (Unaudited) (continued)

Remuneration Paid to Trustees and Officers - Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust. Officers of the Trust and interested Trustees do receive compensation directly from certain service providers to the Trust, including Matrix 360 Distributors, LLC and M3Sixty Administration, LLC. Each Trustee who is not an “interested person” receives a fee of $1,500 each year plus $200 per Board or committee meeting attended. The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings.

Name of Trustee[1]	Aggregate Compensation From each Fund[2]	Pension or Retirement Benefits Accrued As Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Funds Paid to Trustees[2]
Independent Trustees

Art Falk	$1,725	None	None	$1,775

Thomas Krausz	$1,725	None	None	$1,775

Tom M. Wirtshafter	$1,725	None	None	$1,775

Gary DiCenzo	$1,725	None	None	$1,775

Interested Trustees and Officers

Randall K. Linscott	None	Not Applicable	Not Applicable	None

1 Each of the Trustees serves as a Trustee to each Series of the Trust. The Trust currently offers twelve (12) series of shares.

2 Figures are for the period from October 14, 2017 through April 30, 2018.

EAS Crow Point Alternatives Fund	ANNUAL REPORT

Information About Your Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as the sales charge (load) imposed on certain subscriptions and the contingent deferred sales charge (“CDSC”) and redemption fees imposed on certain short-term redemptions; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first section of the table provides information about actual account values and actual expenses (relating to the example $1,000 investment made at the beginning of the period). You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second section of the table provides information about the hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), CDSC fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Fund’s prospectus.

Expenses and Value of a $1,000 Investment for the period since inception from 11/01/17 through 04/30/18

	Beginning Account Value (11/01/2017)	Annualized Expense Ratio for the Period	Ending Account Value (04/30/2018)	Expenses Paid During Period (a)
Actual Fund Return (in parentheses)
Class A (+1.25%)	$1,000.00	1.73%	$1,012.50	$8.63
Class C (+0.85%)	$1,000.00	2.48%	$1,008.50	$12.35
Class I (+1.49%)	$1,000.00	1.48%	$1,014.90	$7.39
Hypothetical 5% Return
Class A	$1,000.00	1.73%	$1,016.20	$8.65
Class C	$1,000.00	2.48%	$1,012.50	$12.37
Class I	$1,000.00	1.48%	$1,017.50	$7.40

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

For more information on Fund expenses, please refer to the Fund’s prospectus, which can be obtained from your investment representative or by calling 1-877-244-6235. Please read it carefully before you invest or send money.

EAS Crow Point Alternatives Fund	ANNUAL REPORT

Information About Your Fund’s Expenses – (Unaudited) (continued)

Total Fund operating expense ratios as stated in the current Fund prospectus dated October 13, 2017 for the Fund were as follows:
EAS Crow Point Alternatives Fund Class A, gross of fee waivers or expense reimbursements	5.07%
EAS Crow Point Alternatives Fund Class A, after waiver and reimbursement*	4.74%
EAS Crow Point Alternatives Fund Class C, gross of fee waivers or expense reimbursements	5.84%
EAS Crow Point Alternatives Fund Class C, after waiver and reimbursement*	5.50%
EAS Crow Point Alternatives Fund Class I, gross of fee waivers or expense reimbursements	4.85%
EAS Crow Point Alternatives Fund Class I, after waiver and reimbursement*	4.53%

Crow Point Partners, LLC (the “Adviser”) has contractually agreed to reduce its fees and/or absorb expenses of the Fund, through at least August 31, 2019, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the adviser)) will not exceed 1.95%, 2.70%, and 1.70% of each class’s net assets, respectively, for Class A, Class C and Class I shares. Expense waivers and reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days written notice to the adviser. Total Gross Operating Expenses during the year ended April 30, 2018 were 3.54%, 4.21% and 3.19% for the EAS Crow Point Alternatives Fund Class A, Class C and Class I shares, respectively. Please see the Information About Your Fund’s Expenses, the Financial Highlights and Notes to Financial Statements (Note 7) sections of this report for expense related disclosures during the year ended April 30, 2018.

360 FUNDS

  4300 Shawnee Mission Pkwy

 Suite 100

 Fairway, KS 66205

INVESTMENT ADVISER

  Crow Point Partners, LLC

 25 Recreation Drive

 Suite 206

 Hingham, MA 02043

ADMINISTRATOR & TRANSFER AGENT

M3Sixty Administration, LLC

4300 Shawnee Mission Pkwy

Suite 100

Fairway, KS 66205

DISTRIBUTOR

Matrix 360 Distributors, LLC

4300 Shawnee Mission Pkwy

Suite 100

Fairway, KS 66205

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP

1835 Market Street

3rd Floor

Philadelphia, PA 19103

LEGAL COUNSEL

Practus, LLP

11300 Tomahawk Creek Parkway

Suite 310

Leawood, KS 66211

CUSTODIAN BANK

Huntington National Bank
41 South Street
Columbus, OH 43125

ITEM 1.	REPORTS TO SHAREHOLDERS

The Annual report to Shareholders of the EAS Crow Point Alternatives Fund, a series of the 360 Funds (the “registrant”), for the fiscal year ended April 30, 2018 pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”), as amended (17 CFR 270.30e-1) is filed herewith.

ITEM 2.	CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

(d)	The registrant’s Code of Ethics is filed herewith.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that Tom Wirtshafter serves on its audit committee as the “audit committee financial expert” as defined in Item 3.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountants for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $12,700 with respect to the registrant’s fiscal year ended April 30, 2018 and $14,200 with respect to the registrant’s fiscal year ended April 30, 2017.

(b)	Audit-Related Fees. There were no fees billed during the last two fiscal years for assurances and related services by the principal accountants that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $3,000 with respect to the registrant’s fiscal year ended April 30, 2018 and $3,100 with respect to the registrant’s fiscal year ended April 30, 2017. The services comprising these fees are the preparation of the registrant’s federal and state income tax returns, review of calculations of required excise distributions and preparation of federal excise tax returns.

(d)

All Other Fees. The aggregate fees billed in last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 for the fiscal year ended April 30, 2018 and $0 for the fiscal year ended April 30, 2017.

(e)(1)

The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)

Not applicable. The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)

All non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant for the last two fiscal years ended April 30, 2018 and April 30, 2017 are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant’s principal accountant for the registrant’s adviser during the last two fiscal years.

(h)	There were no non-audit services rendered to the registrant’s investment adviser.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULES OF INVESTMENTS.

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable, Fund is an open-end management investment company.+

ITEM 13.	EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

360 Funds

/s/ Randy Linscott
By Randy Linscott
Principal Executive Officer,
Date: July 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

/s/ Randy Linscott
By Randy Linscott
Principal Executive Officer,
Date: July 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

/s/ Justin Thompson
By Justin Thompson
Principal Financial Officer
Date: July 6, 2018